EXECUTION VERSION

Exhibit 10.1

DATED 1 MARCH 2023

Second Amendment Agreement to the

Up to £250,000,000 Secured and Guaranteed Promissory Certificates due 2028 Subscription Agreement Dated 6 November 2019

between

AP WIP Investments Borrower, LLC

as Company

and

AP WIP INVESTMENTS, LLC

as Guarantor

and

GLAS AMERICAS LLC

as Registrar

The Holders as set forth in the signature pages

as Holders

EXECUTION VERSION

Contents Clause

1.
Definitions and interpretation 1
2.
Amendments to the Subscription Agreement 2
3.
Action By The Holders Hereunder 3
4.
Continuity 3
5.
Security and Guarantees 3
6.
Representations. 4
7.
Miscellaneous 4
8.
Third party rights 4
9.
Governing law and jurisdiction 4

EXECUTION VERSION

THIS SECOND AMENDMENT AGREEMENT (this “Agreement”) is dated 1 March 2023.

Parties

(1)
AP WIP INVESTMENTS BORROWER, LLC, a limited liability company formed under the laws of the State of Delaware, U.S.A., with limited liability (registered number 7626096) (the “Company”);

(2)
AP WIP INVESTMENTS, LLC, a limited liability company formed under the laws of the State of Delaware, U.S.A., with limited liability (registered number 5242986) (the “Guarantor”);

(3)
GLAS AMERICAS LLC, a limited liability company formed under the laws of the state of New York, U.S.A. (the “Registrar”);

(4)
THE HOLDERS AS SET FORTH IN THE SIGNATURE PAGES (the “Holders”); and

(5)
AP WIP Investments Holdings, LP, a limited partnership formed under the laws of the State of Delaware, U.S.A., with limited liability (registered number 6192277) (the “Security Provider”).

Background

(A)
The Company, Guarantor, Registrar and the Original Subscriber entered into a subscription agreement dated 6 November 2019 pursuant to which the Company created and issued and the Original Subscriber subscribed for Class A Tranche 1 Promissory Certificates (the “Original Subscription Agreement”).

(B)
The parties agreed, subject to the terms of an amendment agreement dated 16 February 2021, to amend the Original Subscription Agreement as set out in therein (the Original Subscription Agreement as amended by the first amendment agreement being the “Subscription Agreement”).

(C)
The parties have agreed, subject to the terms of this Agreement, to amend the Subscription Agreement as set out in this Agreement.

(D)
This Agreement is supplemental to the Subscription Agreement and will be designated as a Finance Document.

Agreed terms

1.
DEFINITIONS AND INTERPRETATION

1.1
In this Agreement:

“Effective Date” means the date on which the Holders notify the Company that they have received (or waived the right to receive) all of the documents and other evidence listed in Schedule 1 (Conditions Precedent) in form and substance satisfactory to the Holders.

1.2
Unless otherwise provided including, without limitation in this Clause 1 or unless the context otherwise requires, terms defined in the Subscription Agreement shall have the same meaning when used in this Agreement.

1

EXECUTION VERSION

1.3
The rules of interpretation of the Subscription Agreement shall apply to this Agreement as if set out in this Agreement, save that references in the Subscription Agreement to “this agreement” shall be construed as references to this Agreement.

1.4
Unless the context otherwise requires, references in the Subscription Agreement to “this agreement” shall be to the Subscription Agreement as amended by this Agreement.

1.5
In this Agreement:

(a)
any reference to a “Clause” is, unless the context otherwise requires, a reference to a clause of this Agreement; and

(b)
Clause headings are for ease of reference only.

1.6
This Agreement is hereby designated a Finance Document by the Company and the Majority Holders.

2.
AMENDMENTS TO THE SUBSCRIPTION AGREEMENT
2.1
Each of the parties to this Agreement agrees that, with effect on and from the Effective Date, the Subscription Agreement will be amended by this Agreement as set out in this Clause 2.

2.2
The Subscription Agreement will only be amended if the Holders have received all of the documents and other evidence listed in Schedule 1 (Conditions Precedent) in form and substance satisfactory to the Holders or receipt of such documents and evidence has been waived by all the Holders. The Holders shall notify the Company promptly after being so satisfied.

2.3
All references to £250,000,000 in the Subscription Agreement shall be deleted in their entirety and replaced with the following:

“£500,000,000”.

2.4
The definition of “Permitted Equity Sale or IPO” in Clause 1.1 shall be deleted in its entirety and replaced with the following:

““Permitted Equity Sale or IPO” means (a) a sale (whether directly or indirectly) of more than 50 per cent of the equity of the Guarantor or a controlling Affiliate of the Guarantor (and for the purposes of this definition “Affiliate” means Radius Global Infrastructure, Inc. (Radius) and its Subsidiaries and the immediate newco parent of Radius formed for the purposes of acquisition) to

(i) a special purpose acquisition company or a similar company with a market cap of at least

$500mm and telecom or real estate sector experience, (ii) a public tower company with a market cap of at least $500mm or (iii) investors with telecom sector experience with at least

$1,000,000,000 or equivalent of assets (including at least $250,000,000 or equivalent invested in telecom or infrastructure assets for at least two years), or (b) an IPO of less than 60 per cent. of the Guarantor or a controlling Affiliate of the Guarantor where Associated retains management and/or board responsibilities.”

2.5
Clause 20.15 (No restrictions on upstreaming cash) is hereby amended by adding the following proviso:

2

EXECUTION VERSION

“provided that this Clause 20.15 shall not apply with respect to any such prohibitions, restrictions or conditions set forth in the terms of any Senior Debt facilities.”

2.6
The definition of “Associated” in Clause 1.1 is hereby amended by adding the following words “(a) EQT Partners, Inc and/or Public Sector Pension Investment Board (“PSP Investments”) or any newco (special purpose vehicle) affiliate thereof controlled or managed by EQT Partners, Inc and/or PSP Investments or an Affiliate thereof (the primary activity of which is the making and holding of equity investments) or (b)” after the word “means”.
3.
ACTION BY THE HOLDERS HEREUNDER

The Holders confirm and represent that the required Holder consents have been obtained.

4.
CONTINUITY

4.1
Each of the Finance Documents (including, without limitation, the guarantee and indemnity of each Obligor) shall, save as amended in this Agreement, continue in full force and effect, and the Subscription Agreement shall (from the Effective Date) be read and construed as one document with this Agreement.

4.2
The rights and obligations of each of the Parties to the Subscription Agreement and under each of the Finance Documents shall not be discharged, impaired or otherwise affected by this Agreement other than as provided for in this Agreement. Nothing in this Agreement (without prejudice to the terms of the Finance Documents) shall constitute a waiver or release of any right or remedy of the Holders or the Share Pledge Agent other than as provided for in this Agreement.

5.
SECURITY AND GUARANTEES

5.1
On the date of this Agreement and on the Effective Date, the Guarantor acknowledges and agrees that the guarantees of the Company as set forth in Clause 16 (Guarantee and Indemnity) of the Subscription Agreement will continue to be guarantees of the total balance of sums payable by the Company under the Finance Documents (including this Agreement and the Subscription Agreement as amended by this Agreement) in respect of the full amount of the Promissory Certificates issued by the Company.

5.2
On the date of this Agreement and on the Effective Date the Security Provider acknowledges and agrees that the Transaction Security Documents will continue to secure the total balance of sums payable by the Company under the Finance Documents (including this Agreement and the Subscription Agreement as amended by this Agreement) in respect of the full amount of the Promissory Certificates issued by the Company.

5.3
Each Obligor acknowledges and agrees with effect from the Effective Date that each Obligor’s liabilities and obligations arising under the Subscription Agreement as amended by this Agreement form part of the Secured Obligations (as defined in the Transaction Security Documents).

3

EXECUTION VERSION

6.
REPRESENTATIONS

On the date of this Agreement and on the Effective Date, each Obligor confirms that each of the Repeating Representations is true (on the basis that references to the Subscription Agreement in each case are construed as references to the Subscription Agreement as amended by this Agreement).

7.
MISCELLANEOUS

This Agreement may be executed in any number of counterparts, each of which when executed shall constitute a duplicate original, but all the counterparts together shall constitute one Agreement.

8.
THIRD PARTY RIGHTS
8.1
Unless expressly provided to the contrary in a Finance Document a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Act”) to enforce or enjoy the benefit of any term of this Agreement. The Share Pledge Agent shall have the right to enforce or enjoy the benefit of any term of this Agreement expressed to benefit the Share Pledge Agent.

8.2
Subject to Clause 32.3 (Other Exceptions) in the Subscription Agreement but otherwise notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

9.
GOVERNING LAW AND JURISDICTION
9.1
Governing Law

This Agreement and all non-contractual obligations arising out of or in connection with it shall be governed by English law.

9.2
Jurisdiction of English courts

(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to its existence, validity or termination and any non-contractual obligation arising out of or in connection with it) (a “Dispute”).

(b)
The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

This Agreement has been entered into on the date stated at the beginning of it.

4

EXECUTION VERSION

Schedule 1 Conditions Precedent

1.1
Obligors

(a)
A copy of a resolution or similar authorising document of the governing body and members of each Obligor:
(i)
approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute, deliver and perform the obligations in this Agreement;
(ii)
authorising a specified person or persons, on its behalf, to execute this Agreement; and
(iii)
authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Agreement.
(b)
A specimen of the signature of each person authorised by the resolution referred to in paragraph

(a) above in relation to this Agreement and any related documents (or in the case of any Obligor, if the list of such persons (and the signature specimens of such persons) has not changed since the date of their delivery to the Holders and remains in full force and effect, a certificate of the relevant Obligor (signed by an authorised signatory) confirming the same).

(c)
A certificate of an authorised signatory of each Obligor certifying that each copy document relating to it specified in this Schedule 1 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Agreement.
(d)
A good standing certificate or similar certificate for each Obligor from the Office of the Secretary of State of the State of Delaware dated a date reasonably close to the Effective Date.
1.2
Finance Documents

(a) This Agreement executed by each Obligor.

SIGNATURES

The Company

AP WIP INVESTMENTS BORROWER, LLC

By: /s/ Scott G. Bruce

Name: Scott G. Bruce

Title: Secretary

Address: 3 Bala Plaza East, Suite 502 Bala Cynwyd, PA 19004

Fax: +1 (610) 660-4920

Email: sbruce@radiusglobal.com Attn: Scott G. Bruce

[Project Circumference - Signature page to Global Junior Amendment)

The Guarantor

AP WIP INVESTMENTS, LLC

By: /s/ Scott G. Bruce

Name: Scott G. Bruce

Title: Secretary

Address: 3 Bala Plaza East, Suite 502 Bala Cynwyd, PA 19004

Fax: +l (610) 660-4920

Email: sbruce@radiusglobal.com Attn: Scott G. Bruce

[Project Circumference - Signature page to Global Junior Amendment]

The Security Provider (in respect of clause 5.2 only)

By: /s/ Scott G. Bruce

Name: Scott G. Bruce

Title: President

By AP GP Holdings, LLC General Partner on

behalf of AP WIP Investments Holdings, LP

Address: 3 Bala Plaza East, Suite 502 Bala Cynwyd, PA 19004

Fax: +1 (610) 660-4920

Email: sbruce@radiusglobal.com Attn: Scott G. Bruce

[Project Circumference - Signature page to Global Junior Amendment]

The Holders

/s/Adolf Kohnhorst

For and on behalf of Sequoia IDF Asset Holdings SA

Name: Adolf Kohnhorst

Title: Director

[Project Circumference - Signature page to Global Junior Amendment]

/s/Anuj Babber

Signed for and on behalf of M&G CREDIT INCOME INVESTMENT TRUST PLC acting by its delegate alternative investment fund manager,

M&G ALTERNATIVES INVESTMENT MANAGEMENT LIMITED

Name: Anuj Babber

Title: Director, Fixed Income

[Project Circumference – Signature page to Global Junior Amendment]

/s/Anuj Babber

Signed for and on behalf of M&G CREDIT INCOME INVESTMENT TRUST PLC

/s/Anuj Babber

Signed for and on behalf of THE PRUDENTIAL ASSURANCE COMPANY LIMITED,

acting by its delegate investment manager,

M&G INVESTMENT MANAGEMENT LIMITED

Name: Anuj Babber

Title: Director, Fixed Income

[Project Circumference – Signature page to Global Junior Amendment]

/s/Anuj Babber

Signed for and on behalf of M&G ILLIQUID CREDIT OPPORTUNITIES FUND II LIMITED,

acting by its delegate investment manager,

M&G INVESTMENT MANAGEMENT LIMITED

Name: Anuj Babber

Title: Director, Fixed Income

[Project Circumference – Signature page to Global Junior Amendment]

/s/Anuj Babber

Signed for and on behalf of M&G ILLIQUID CREDIT OPPORTUNITIES FUN504 LIMITED,

acting by its delegate investment manager,

M&G INVESTMENT MANAGEMENT LIMITED

Name: Anuj Babber

Title: Director, Fixed Income

[Project Circumference – Signature page to Global Junior Amendment]

/s/Anuj Babber

Signed for and on behalf of M&G ILLIQUID CREDIT OPPORTUNITIES FUN505 LIMITED,

acting by its delegate investment manager,

M&G INVESTMENT MANAGEMENT LIMITED

Name: Anuj Babber

Title: Director, Fixed Income

[Project Circumference – Signature page to Global Junior Amendment]

Signed for and on behalf of M&G ILLIQUID CREDIT OPPORTUNITIES FUN506 LIMITED,

acting by its delegate investment manager,

M&G INVESTMENT MANAGEMENT LIMITED

/s/Anuj Babber

Name: Anuj Babber

Title: Director, Fixed Income

[Project Circumference – Signature page to Global Junior Amendment]

Signed for and on behalf of M&G ILLIQUID CREDIT OPPORTUNITIES FUN507 LIMITED,

acting by its delegate investment manager,

M&G INVESTMENT MANAGEMENT LIMITED

/s/Anuj Babber

Name: Anuj Babber

Title: Director, Fixed Income

[Project Circumference – Signature page to Global Junior Amendment]

Signed for and on behalf of WHEELS COMMON INVESTMENT FUND TRUSTEES LIMITED as the Trustee of the WHEELS COMMON INVESTMENT FUND,

acting by its delegate investment manager,

M&G INVESTMENT MANAGEMENT LIMITED

/s/Anuj Babber

Name: Anuj Babber

Title: Director, Fixed Income

[Project Circumference – Signature page to Global Junior Amendment]

/s/Anuj Babber

Signed for and on behalf of CENTRICA COMBINED COMMON INVESTMENT FUND LIMITED in its capacity as Trustee of the CENTRICA COMBINED COMMON INVESTMENT FUND,

acting by its delegate investment manager,

M&G INVESTMENT MANAGEMENT LIMITED

Name: Anuj Babber

Title: Director, Fixed Income

[Project Circumference – Signature page to Global Junior Amendment]

/s/Anuj Babber

Signed for and on behalf of MPI (LONDON) LIMITED in respect of the MPI (LONDON) LIMITED FUND, acting by its delegate investment manager,

M&G INVESTMENT MANAGEMENT LIMITED

Name: Anuj Babber

Title: Director, Fixed Income

[Project Circumference – Signature page to Global Junior Amendment]

/s/Anuj Babber

Signed for and on behalf of PRUDENTIAL CREDIT OPPORTUNITIES 2 S.À R.L.,

acting by its delegate portfolio manager,

M&G INVESTMENT MANAGEMENT LIMITED

Name: Anuj Babber

Title: Director, Fixed Income

[Project Circumference – Signature page to Global Junior Amendment]

The Registrar GLAS AMERICAS LLC
By: /s/Paul Cattermole
Name: Paul Cattermole
Title: Authorised Signatory Address: 3 Second Street, Suite 206, Jersey City, NJ 07311 Fax: +1 (212) 202-6246 Email: clientservices.americas@glas.agency Attn: Client Services Americas

[Project Circumference – Signature page to Global Junior Amendment]